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Exhibit 99.2               Pro Forma Financial Information

        PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS AND DATA OF SPX
                                   (unaudited)
              (in millions of U.S. dollars, except per share data)


The following tables present pro forma combined condensed financial statements and data of SPX after giving effect to the Merger. The information is presented as if the Merger had occurred on January 1, 2000 for the statement of income and related data and on December 31, 2000 for the balance sheet. The pro forma financial statements and data assume that the Merger is effected by the exchange of 0.2353 of a share of SPX common stock for each UDI common share outstanding and assumes that existing UDI stock options will be exchanged for options of SPX. Additionally, the pro forma combined condensed financial statements and data assume that existing UDI indebtedness is refinanced (the "Refinancing"). The Refinancing assumes that all of UDI's existing debt will be retired at closing and that SPX will obtain incremental term facilities on its credit agreement.

The estimated purchase price was allocated to the assets and liabilities assumed of UDI based on SPX management's current estimate of their fair market values. The final allocation of the purchase price to the assets and liabilities assumed will not be completed until after the Merger is completed and will include independent appraisals and the results of SPX's strategic review to determine fair values. SPX management believes the preliminary allocations of the purchase price are reasonable based upon currently available information, but the allocations could change materially upon completion of the appraisals and strategic review. UDI's financial position and results of operations will not be included in SPX's consolidated financial statements prior to the date the Merger is completed.

Following the consummation of the Merger, SPX will be finalizing its strategic review of UDI's businesses and its plans to integrate the operations of UDI. The pro forma combined condensed financial statements and data do not give effect to any additional integration or restructuring costs that could result from that review and the finalization of those plans. Any integration and rationalization of the operations of UDI may include certain costs that in turn would result in additional purchase accounting consideration or in a charge to earnings. Such additional purchase accounting consideration or a charge to operations, which cannot now be quantified fully, may be material and would either adjust the purchase accounting or be recognized as a charge to earnings in the period in which such a charge occurs. The costs may include severance and related employee benefits costs, costs to close or consolidate facilities, integration costs, relocation and moving costs, training costs, and gains or losses on business divestitures, among others. Additionally, the pro forma combined condensed financial statements and data do not give effect to any cost savings that could result from the combination of SPX and UDI. The pro forma combined condensed balance sheet includes the estimated costs associated with change of control agreements associated with UDI management. The pro forma combined condensed income statement does not reflect a charge for this cost as it is non-recurring and has no continuing impact.

The pro forma combined condensed financial statements and data are intended for information purposes only, and do not purport to represent what SPX's results of continuing operations or financial position would actually have been had the Merger in fact occurred on January 1, 2000 for the statement of income and related data and on December 31, 2000 for the balance sheet, or project the results for any future date or period. Upon completion of the Merger, the actual financial position and results of operations of SPX may differ, perhaps significantly, from the pro forma amounts reflected herein due to a variety of factors, including changes in operating results between the date of the pro forma combined condensed financial statements and data and the date on which the Merger is completed and thereafter.

In the pro forma combined condensed financial statements and data, SPX's historical information for the year ended December 31, 2000 was derived from SPX's Annual Report on Form 10-K/A for the year ended December 31, 2000 as filed with the U.S. Securities and Exchange Commission. UDI's historical information for the year ended December 31, 2000 was derived from UDI's Form 40-F as filed with the U.S. Securities and Exchange Commission for the year ended December 31, 2000.


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                          PRO FORMA COMBINED CONDENSED
                              BALANCE SHEET OF SPX
                             AS OF DECEMBER 31, 2000
                                   (unaudited)
                           (in millions of US dollars)


                                                              UDI            Adjust          UDI
                                                 SPX       Historical        UDI to       Historical      Pro Forma
                                              Historical (Canadian GAAP)  U.S. GAAP(a)   (U.S. GAAP)     Adjustments    Pro Forma
                                              ---------- ---------------  ------------   -----------    -------------  -----------

ASSETS:
Cash and equivalents                           $   73.7      $  101.4        $   --         $  101.4     $   --         $   175.1
Other current assets                              989.2         841.2            --            841.2         65.0 (c)     1,895.4
Fixed assets, net                                 492.0         342.3            --            342.3        124.0 (b)       958.3
Goodwill and other intangible assets, net       1,211.8         929.4             3.0          932.4       (932.4)(b)     2,334.1
                                                                                                          1,122.3 (b)
Other assets                                      397.9         111.1             2.0          113.1          2.3 (b)       513.3
                                               --------      --------        --------       --------     --------       ---------
 Total assets                                  $3,164.6      $2,325.4        $    5.0       $2,330.4     $  381.2       $ 5,876.2
                                               ========      ========        ========       ========     ========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable and current
 portion of long-term debt                     $   --        $  152.9        $   --         $  152.9     $ (152.9)(d)   $   --
Other current liabilities                         637.1         392.6            (1.0)         391.6         --           1,028.7
Other long-term liabilities                       623.7         199.8             6.0          205.8        173.1 (b)     1,002.6
Long-term debt                                  1,295.6         658.3            --            658.3        132.2 (b)     2,304.0
                                                                                                             65.0 (c)
                                                                                                            152.9 (d)
Total Shareholders' equity                        608.2         921.8            --            921.8       (921.8)(b)     1,540.9
                                                   --            --              --             --          932.7 (b)          --
                                               --------      --------        --------       --------     --------       ---------
 Total liabilities and shareholders' equity    $3,164.6      $2,325.4        $    5.0       $2,330.4     $  381.2       $ 5,876.2
                                               ========      ========        ========       ========     ========       =========

Note: The accompanying notes are an integral part of the pro forma combined condensed balance sheet.


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              PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME AND
                           OTHER FINANCIAL DATA OF SPX
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (unaudited)
               (in millions of US dollars, except per share data)



                                                                UDI            Adjust         UDI
                                                SPX          Historical         UDI to     Historical     Pro Forma
                                             Historical   (Canadian GAAP)   U.S. GAAP (a)  (U.S. GAAP)   Adjustments   Pro Forma
                                             ----------   ---------------   -------------  -----------   -----------   ---------
STATEMENT OF INCOME DATA:
Revenues                                       $2,678.9      $2,366.2          $   --      $2,366.2     $    --        $5,045.1
Cost of sales                                   1,776.7       1,648.6              --       1,648.6          5.0 (e)    3,430.3
Selling, general and
  administrative expenses                         495.2         492.4            (0.4)        492.0          2.8 (e)      985.7
                                                                                                            (4.3)(c)
Goodwill/intangible amortization                   40.0          27.7              --          27.7         16.8 (e)       80.5
                                                                                                            (4.0)(e)
Restructuring and other charges                    90.9          43.8              --          43.8          --           134.7
                                               --------      --------          ------      --------     --------        -------
Operating income                               $  276.1      $  153.7          $  0.4      $  154.1     $  (16.3)       $ 413.9
Interest expense - net                            (95.0)        (50.0)             --         (50.0)       (46.5)(f)     (191.5)
Loss on sale of businesses                           --          (1.2)             --          (1.2)         --            (1.2)
Other income (expense)                             22.2          (8.7)             --          (8.7)         --            13.5
Gain on issuance of Inrange stock                  98.0            --              --            --          --            98.0
Equity in earnings of EGS                          34.3            --              --            --          --            34.3
                                               --------      --------          ------      --------     --------        -------
Income before income taxes                     $  335.6      $   93.8          $  0.4          94.2     $  (62.8)       $ 367.0
Income tax (expense) benefit                     (137.3)        (37.3)            2.4         (34.9)         7.2         (165.0)(g)
                                               --------      --------          ------      --------     --------        -------
Income before extraordinary item               $  198.3      $   56.5          $  2.8      $   59.3     $  (55.6)       $ 202.0
                                               ========      ========          ======      ========     ========        =======

Basic earnings per common share:
 Income before extraordinary item              $   6.44                                                                  $ 5.05
Diluted earnings per common share:
 Income before extraordinary item              $   6.25                                                                  $ 4.93
Weighted average number of common shares
 Outstanding:
  Basic                                          30.796                                                    9.208         40.004
  Diluted                                        31.751                                                    9.226         40.977

OTHER FINANCIAL DATA:
Capital expenditures                           $  123.3      $   53.8          $   --      $   53.8     $    --         $ 177.1
Depreciation and amortization                     110.9          81.9              --          81.9         20.0          212.8



Note: The accompanying notes are an integral part of the pro forma combined condensed statement of income and other financial data.


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             NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET AND
               STATEMENT OF INCOME AND OTHER FINANCIAL DATA OF SPX
                                   (unaudited)
                      (in millions, except per share data)


(a) Reflects adjustments to UDI's Canadian GAAP-based financial statements to U.S. GAAP (see note 13 to UDI's Consolidated Financial Statements).

(b) This pro forma adjustment reflects the purchase price of UDI and the estimated allocation of the excess purchase price to the assets and liabilities assumed of UDI. The purchase price was computed as follows:

     UDI's Market Value:
       Shares of UDI Outstanding                                       39.135
       Exchange ratio                                                  0.2353
                                                                       ------
       SPX common stock to be issued                                    9.208
       Market Value per share of SPX common stock                      $96.44
                                                                       ------
       Market Value of SPX common stock to be issued                   $888.1
       Market Value of SPX options to be issued                          44.6
                                                                       ------
     UDI Market Value (to Shareholders' Equity)                        $932.7
     UDI Shareholders' equity at December 31, 2000                     (921.8)
     Estimated transaction fees, Refinancing related fees,
         and change of control payments, net of tax (included as
         incremental borrowings in pro forma)                           132.2
                                                                       ------
     Excess purchase price                                             $143.1
                                                                       ======

       The estimated excess purchase price has been allocated to the assets and liabilities assumed of UDI as follows:

         Fixed assets, net                                             $124.0
         Other assets (pension, deferred financing fees,
           deferred tax assets)                                           2.3
         Goodwill and intangible assets (previously recorded)          (932.4)
         Goodwill                                                       822.3
         Other intangible assets                                        300.0
         Other long-term liabilities (other benefit obligations,
           deferred tax liabilities)                                   (173.1)
                                                                       ------
         Excess Purchase Price                                         $143.1
                                                                       ======

     The estimated purchase price was allocated to the assets and liabilities assumed of UDI based on SPX management's current estimate of their fair market values. The final allocation of the purchase price to the assets and liabilities assumed will not be completed until after the Merger is completed and will include independent appraisals and the results of SPX's strategic review to determine fair values. SPX management believes the preliminary allocations of the purchase price are reasonable based upon currently available information, but the allocations could change materially upon completion of the appraisals and strategic review.

     Fixed assets, net, reflects the adjustment to estimated fair value of these assets. Other assets represents the adjustment of pension assets to the fair market value of plan assets less the projected benefit obligation, adjusting deferred financing costs due to the Refinancing, and adjusting deferred tax assets affected by the Merger. Goodwill and intangible assets (previously recorded) reflects the elimination of goodwill and intangible assets included in UDI's historical balance sheet. Goodwill reflects the amount of excess purchase price remaining after allocations to all other assets and liabilities. Other intangible assets reflects the estimated fair value of intangibles such as patents, trademarks, assembled workforce, and acquired technology. Other long-term liabilities reflects the adjustment of other benefit liabilities to the projected benefit obligation and adjusting deferred tax liabilities related to the purchase price allocations.


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(c)  This pro forma adjustment reflects the elimination in the Refinancing of
     UDI's sale of certain qualifying accounts receivable to a financial institution.

(d) Adjustment to reclassify UDI's short-term debt to long-term debt. Any principal payments on borrowings due within one year are classified as long-term debt as it is assumed that these payments will be financed with excess revolving loan capacity.

(e) These pro forma adjustments reflect the impact of the allocation of the excess purchase price to the assets and liabilities of UDI. The following table reflects the pro forma impact of the purchase accounting adjustments on the pro forma combined condensed financial statements and data:

                                                                  Selling,
                                                       Cost of    general &    Intangible     Goodwill
                                                        sales      admin.     amortization    charges
                                                       ------     ---------   ------------    --------
Additional depreciation                                $ 5.0       $ 2.2        $  --         $   --
Pension and other benefits expense
adjustment                                                --         0.6           --             --
Intangible amortization - previously
recorded                                                  --          --         (3.2)            --
Intangible amortization on transaction                    --          --         20.0             --
Goodwill charges - previously recorded                    --          --           --          (24.5)
Goodwill charges on transaction                           --          --           --           20.5
                                                       -----       -----        -----         ------
Pro forma adjustment year ended December 31, 2000      $ 5.0       $ 2.8        $16.8         $ (4.0)
                                                       =====       =====        =====         ======

     The pro forma assumes the following lives for each of the purchase accounting adjustments; fixed assets from 10 to 25 years, intangible assets over an average of 15 years, and goodwill as 40 years.

(f) This pro forma adjustment reflects the amount necessary to estimate consolidated interest expense, net, as if the Refinancing and the elimination of UDI's agreement to sell accounts receivable had occurred as of January 1, 2000. The consolidated interest expense has been computed on an assumption that the Refinancing will occur entirely under the credit agreement and not through the issuance of publicly traded or privately placed notes, and that borrowings under the credit agreement will bear interest at LIBOR plus a weighted average premium of 1.9% (8.4% was used in these pro forma financial statements). Interest income was not changed from historical amounts and debt issuance costs are amortized over approximately five years. In addition to the incremental borrowings of $132.2 and the $65.0 increase in debt assuming the elimination of UDI's agreement to sell certain accounts receivable, average combined historical outstanding debt of SPX and UDI, as used in this pro forma presentation, was $2,022.9. If the interest rate used in the pro forma financial data were assumed to increase by 1/8%, the impact would decrease net income by $1.7 ($0.04 per share) for the year ended December 31, 2000.

(g) The pro forma consolidated effective income tax rate is estimated to be 45%. The pro forma consolidated effective income tax rate is higher than either of the combined companies due to the impact of estimated non-deductible goodwill amortization and increases in foreign income tax rates due to the Merger.



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